                            REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") dated June 30, 1998, is entered into by and among Meridian Industrial Trust, Inc., a Maryland corporation ("MIT"), and the securityholders listed on the signature pages hereto (individually, a "HOLDER" and collectively, the "HOLDERS").

     WHEREAS, concurrently herewith, MIT, Meridian Gateway, Inc., a Delaware corporation and a wholly-owned subsidiary of MIT ("MERGER SUB"), DPI-Venture I, Inc., an Ohio corporation ("DPI"), and the stockholders of DPI are entering into that certain Agreement and Plan of Merger of even date herewith (the "MERGER AGREEMENT"), providing for the merger (the "MERGER") of DPI with and into Merger Sub (capitalized terms used without definition herein having the meanings ascribed thereto in the Merger Agreement);

     WHEREAS, the Holders are the record and beneficial owners of the number of shares of DPI Common Stock without par value (the "DPI COMMON STOCK") set forth in Column I of SCHEDULE I attached hereto, which will be converted into, and each Holder will receive, the number of shares of MIT Common Stock as set forth in Column II of SCHEDULE I opposite each Holder's name; and

     WHEREAS, pursuant to the terms of the Merger Agreement, MIT has agreed to register the MIT Common Stock to be received by each Holder pursuant to the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

                                      ARTICLE 1

                                     DEFINITIONS

     Section 1.1 DEFINITIONS. As used herein, the following terms shall have the meanings indicated.

          (a) "AFFILIATE" shall have the meaning ascribed to it in Rule 144 of the Securities Act.

          (b) "COMMISSION" shall mean the United States Securities and Exchange Commission.

          (c)       "EXCHANGE ACT" shall mean the Securities Exchange Act of
     1934.

          (d) "INDEMNIFYING PARTY" shall have that meaning ascribed to it in Section 4.3 of this Agreement.

          (e) "INDEMNIFIED PARTY" shall have that meaning ascribed to it in Section 4.3 of this Agreement.

          (f)       "INSPECTORS" shall have that meaning ascribed to it in
     Section 2.2(c) of this Agreement.

          (g) "MIT COMMON STOCK" shall mean the common stock, par value $.001 per share, of MIT.

          (h) "NYSE" shall mean the New York Stock Exchange or any securities exchange or quotation system on which similar securities issued by MIT are then listed.

          (i) "RECORDS" shall have that meaning ascribed to it in Section 2.2(c) of this Agreement.

          (j) "REGISTRABLE SECURITIES" shall mean (i) the aggregate number of shares of MIT Common Stock listed in Column II of SCHEDULE I hereto; PROVIDED, HOWEVER, that no Holder shall have the right to have his or her MIT Common Stock registered under this Agreement, when (x) such securities are no longer held of record by such Holder or (y) the Holder has the right to resell such securities without the requirement of an effective registration statement under the Securities Act, whether pursuant to Rule 144 under the Securities Act or otherwise.

          (k) "REGISTRATION STATEMENT" shall have that meaning ascribed to it in Article 2 of this Agreement.

          (l)       "SECURITIES ACT" shall mean the Securities Act of 1933.


                                      ARTICLE 2

                                 REGISTRATION RIGHTS

     Section 2.1 REGISTRATION STATEMENT. On or before the date that is six months following the Effective Time, MIT shall file a registration statement on Form S-3 or amend an existing MIT registration statement on Form S-3 or other appropriate form pursuant to Rule 415 under the Securities Act, or other similar rule of the Commission covering the resale by the Holders of the Registrable Securities set forth in Column II of SCHEDULE I hereto (however constituted, hereinafter referred to as the "REGISTRATION STATEMENT"). MIT shall use all commercially reasonable efforts to cause the Registration Statement to be declared effective and to keep the Registration Statement continuously effective for a period of two years following the date on which the Registration Statement is first declared effective or, if sooner, until the date on which each Holder shall have sold such securities, or is otherwise able to sell all of such securities then held by such Holder without the requirement of an effective registration statement under the Securities Act, whether pursuant to Rule 144(k) under the Securities Act or otherwise. MIT further agrees, if necessary, to amend or supplement the Registration Statement when required by the registration form, by the instructions applicable to Form S-3, or by the Securities Act or the rules and regulations thereunder and at the request of a Holder whenever a Holder has assigned such Holder's rights to have the resale of such Holder's Registrable Securities registered hereunder to another Holder in accordance with the terms of this Agreement.

     Section 2.2 REGISTRATION PROCEDURES. MIT will as expediently as commercially possible:

          (a) Furnish to each Holder such number of copies of the Registration Statement, any amendments thereto, any documents incorporated by reference therein, the prospectus included in the Registration Statement, including any preliminary prospectus, and such other documents as such Holder may reasonably request in writing in order to facilitate the disposition of the Registrable Securities owned by such Holder;

          (b) Promptly notify each Holder of Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement to such prospectus or an amendment of the Registration Statement necessary in order to maintain the effectiveness of the Registration Statement and to ensure that such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and to promptly file with the Commission and make available to such Holder any such supplemented prospectus or amended Registration Statement;

          (c) Make available for inspection by the Holders, and any attorney, accountant, or other professional retained by the Holders (collectively, the "INSPECTORS") all financial and other records, pertinent corporate documents, and properties of MIT (collectively, the "RECORDS") as shall be reasonably necessary to enable such Inspectors to exercise their due diligence responsibility with respect to the Registration Statement, and cause MIT officers, directors, and employees to supply all information reasonably requested by any such Inspectors in connection with the Registration Statement. Records which MIT determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) in the judgment of counsel to MIT the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the Registration Statement, or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Holder agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of MIT unless and until such is made generally available to the public. Each Holder further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to MIT and allow MIT, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential. MIT may require such Holder to promptly furnish in writing to MIT such information regarding the distribution of the Registrable Securities as it may from time to time reasonably request and such other information regarding such Holder as may be legally required in connection with such registration. Each Holder agrees that, upon receipt of written notice from MIT of the happening of any event of the kind described in Section 2.2(b) hereof, such Holder will immediately discontinue the disposition of Registrable Securities pursuant to the Registration Statement until such Holder's receipt of the copies of the revised prospectus contemplated by Section 2.2(b) hereof, and, if so directed by MIT, such Holder will deliver to MIT all copies, other than permanent file copies then in such Holder's possession, of the most recent prospectus covering such MIT Common Stock at the time of receipt of such notice;

          (d) Use every reasonable effort to register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions as each Holder shall reasonably request, and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable each such Holder to consummate the public sale or other disposition in such jurisdictions of the Registrable Securities owned by such Holder, except that MIT shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

          (e) Within a reasonable time before each filing of the Registration Statement or prospectus, or amendments or supplements thereto with the Commission (or any materials to be provided to the staff of the Commission), furnish to R. William Gardner, as representative of the other Holders, copies of such documents proposed to be filed (or provided to the staff of the Commission);

          (f) Use all commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of the Registration Statement, and if one is issued use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earlier possible moment;

          (g) Use all commercially reasonable efforts to cause the Registrable Securities to be listed on the securities exchange or quoted on the quotation system on which the MIT Common Stock is then listed or quoted; and

          (h) Otherwise use all commercially reasonable efforts to comply with all applicable rules and regulations of the Commission and make generally available to MIT's security holders, in each case as soon as practicable, but not later than 45 days after the close of the period covered thereby (90 days in case the period covered corresponds to a fiscal year of MIT), an earnings statement of MIT which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any comparable successor provisions).

          (i) Notwithstanding any provision of this Agreement to the contrary, remove any and all restrictive legends from the certificates of MIT Common Stock issued to Holders two years from the date of this Agreement to the extent permitted by applicable law.

     Section 2.3 REGISTRATION EXPENSES. In connection with the Registration Statement, MIT shall pay the following registration expenses: (i) all registration and filing fees; (ii) the fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of MIT counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) the reasonable fees and disbursements of counsel for MIT and the customary fees and expenses for independent certified public accountants retained by MIT; and (v) the reasonable fees and expenses of any experts retained by MIT in connection with such registration. MIT shall not have any obligation to pay any legal fees of the Holders, any underwriting fees, discounts, or commissions attributable to the sale of Registrable Securities, or any out-of-pocket expenses of the Holders.


                                      ARTICLE 3

                      REPRESENTATIONS, WARRANTIES AND COVENANTS

     Section 3.1 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE HOLDERS. As a condition to MIT's obligation to register the Registrable Securities and any and all other obligations of MIT under this Agreement, each Holder hereby represents and warrants to, and covenants and agrees with MIT as follows:

          (a) this Agreement has been duly executed by such Holder and constitutes a valid and binding agreement of such Holder enforceable against such Holder in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency, fraudulent transfer, or other laws, now or hereafter in effect, affecting creditors' rights generally,
(ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses (including commercial reasonableness, good faith, and fair dealing) and to the discretion of the court before which any proceeding therefore may be brought; and (iii) subject to limitations as to enforceability of the indemnification and contribution provisions hereof;

          (b) the execution, delivery and performance by each Holder of this Agreement and the consummation of the transactions contemplated hereby will not (i) require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority or other person, except in connection with the Securities Act, or (ii) conflict with or result in any breach or violation of any provision of any agreement to which such Holder is a party or by which he or she is bound;

          (c) such Holder will furnish to MIT the information requested opposite such Holder's signature below, which shall include such Holder's name exactly as it is to appear in the stock transfer records of MIT, such Holder's current street address, phone number, telecopy number and such other information reasonably available to such Holder as MIT may reasonably request;

          (d) such Holder will not take, directly or indirectly, any action that is designed to or which has constituted or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of MIT to facilitate the sale or resale of the Registrable Securities;

          (e) such Holder will comply with Regulation M under the Exchange Act, which, among other things, requires a seller of Registrable Securities and all affiliates of the that seller to suspend all bids for or purchases of shares of MIT Common Stock at least one business day before and during any offers and sales of Registrable Securities by that seller and until that seller's offers and sales terminate and prohibits any person from stabilizing the prices of a security to facilitate an offering of that security. The Holders agree that, upon receipt of any notice from MIT of the happening of any event of the kind described in subsection 2.2(b) hereof, such Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subsection 2.2(b) hereof, and, if so directed by MIT, each Holder will deliver to MIT all copies, other than permanent file copies in such Holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice; and

          (f) if such Holder was an affiliate of DPI at the time of the Merger, such Holder acknowledged that he or she is subject to Rule 145 promulgated under the Securities Act and agrees that any certificates representing MIT Common Stock issued to such Holder shall bear an appropriate legend to such effect and that such Holder shall comply with the provisions of Rule 145.

     Section 3.2 REPRESENTATIONS AND WARRANTIES OF MIT. MIT represents and warrants to each Holder as follows:

          (a) MIT is a corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland;

          (b) this Agreement has been duly authorized by all necessary corporate action on the part of MIT, has been duly executed by a duly authorized officer of MIT, and constitutes a valid and binding agreement of MIT enforceable against MIT in accordance with its terms; and

          (c) the execution, delivery and performance of this Agreement by MIT and the consummation of the transactions contemplated hereby will not (i) require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority except in connection with the Securities Act, or (ii) conflict with the Third Amended and Restated Articles of Incorporation or Second Amended and Restated By-laws of MIT or any material agreement to which it is a party or by which it is bound.

     Section 3.3 RULE 144. MIT covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act (or, if MIT is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales under Rule 144 under the Securities Act), and it will take such further action as any Holder may request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission.

     Section 3.4 FURTHER ASSURANCES. Each party hereto shall execute and deliver such additional instruments and other documents and shall take such further actions as may be necessary or appropriate to effectuate, carry out and comply with all of such party's obligations under this Agreement, including without limitation any actions reasonably requested by MIT in connection with obtaining any required consents or approvals to the actions contemplated hereby under the Securities Act. Without limiting the generality of the foregoing, none of the parties hereto shall enter into any agreement or arrangement (or alter, amend or terminate any existing agreement or arrangement) if such action would materially impair the ability of any party to effectuate, carry out or comply with all of the terms of this Agreement.


                                      ARTICLE 4

                                   INDEMNIFICATION

     Section 4.1 INDEMNIFICATION BY MIT. MIT agrees to indemnify and hold harmless each Holder, its directors and officers, if any, and each person, if any, who controls each Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities, and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus contained therein or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities, or expenses arise out of, or are based upon, any such untrue statement or omission or allegation thereof based upon information furnished in writing to MIT by such Holder or on such Holder's behalf expressly for use therein; and, PROVIDED FURTHER, that, with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this subsection shall not apply to the extent that it has been established that any such loss, claim, damage, liability, or expense results from the fact that a current copy of the prospectus was not sent or given to the person asserting any such loss, claim, damage, liability, or expense at or prior to the written confirmation of the sale of the Registrable Securities to such person and such current copy of the prospectus was previously provided to the Holder and such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage, liability, or expense.

     Section 4.2 INDEMNIFICATION BY HOLDER. Each Holder, severally but not jointly, agrees to indemnify and hold harmless MIT, its directors and officers, and each person, if any, who controls MIT within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from MIT to such Holder, but only with respect to information furnished in writing by such Holder or on such Holder's behalf expressly for use in the Registration Statement or prospectus relating to the Registrable Securities, any amendment or supplement thereto, or any preliminary prospectus; PROVIDED, HOWEVER, that such Holder shall not be obligated to provide such indemnity to the extent that such losses, claims, damages, liabilities or expenses result from the failure of MIT to promptly amend or take action to correct or supplement any such Registration Statement or Prospectus on the basis of corrected or supplemental information provided in writing by such Holder to MIT expressly for such purpose. In case any action or proceeding shall be brought against MIT or its directors or officers, or any such controlling person, in respect of which indemnity may be sought against such Holder, such Holder and its directors, officers and controlling persons shall have the rights and duties given to MIT, and MIT or its directors or officers or such controlling person shall have the rights and duties given to such Holder, by the preceding subsection hereof. In no event shall the liability of any Holder of Registrable Securities hereunder be greater in amount than the amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

     Section 4.3 CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any action or proceeding (including any governmental investigation) shall be brought or asserted against any person entitled to indemnification under Section 4.1 or 4.2 above (an "INDEMNIFIED PARTY") in respect of which indemnity may be sought from any party who has agreed to provide such indemnification (an "INDEMNIFYING PARTY"), the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all expenses. Such Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party has agreed to pay such fees and expenses, (ii) the Indemnifying Party has failed to assume the defense of such action within a reasonable time following written notice thereof from the Indemnified Party or fails to employ counsel reasonably satisfactory to such Indemnified Party, or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that there is a conflict of interest on the part of counsel employed by the Indemnifying Party to represent such Indemnified Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party; it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such Indemnified Parties, which firm shall be designated in writing by such Indemnified Parties). The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying
Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is a party, and indemnity could have been sought hereunder by such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

     Section 4.4    CONTRIBUTION.  If the indemnification provided for in this
Article 4 is unavailable to the Indemnified Parties in respect of any losses, claims, damages, liabilities, or judgments referred to herein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities and judgments in the following manner: as between MIT on the one hand and Holder on the other, in such proportion as is appropriate to reflect the relative fault of MIT on the one hand and each selling Holder on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of MIT on the one hand and of Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of subsection 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     Notwithstanding the provisions of this Section 4.4, no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Holder were offered to the public exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue statement or omission. Each Holder's obligation to contribute pursuant to this Section 4.4 is several in the proportion that the proceeds of the offering received by such Holder bears to the total proceeds of the offering received by all the Holders and not joint.

     Section 4.5 SURVIVAL. The indemnity and contribution agreements contained in this Article 4 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Indemnified Party or by or on behalf of MIT, and (iii) the consummation of the sale or successive resale of the Registrable Securities.

                                      ARTICLE 5

                                       GENERAL

     Section 5.1 AMENDMENTS AND WAIVERS. The provisions of this Agreement may not be amended, modified, or supplemented, and waivers or consents to departures from the provisions hereof may not be given, other than as initially agreed upon in writing by MIT and the Holders.

     Section 5.2 NOTICES. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given upon receipt, if delivered personally, sent by nationally recognized overnight courier service, mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like changes of address) or sent by electronic transmission to the telecopier number specified below:
          (a)       If to MIT, to:

                    Meridian Industrial Trust, Inc.
                    455 Market Street, 17th Floor
                    San Francisco, California  94105
                    Attention:  General Counsel
                    Fax:  (415) 284-2840

                    with copies to:

                    Vinson & Elkins L.L.P.
                    2001 Ross Avenue
                    Suite 3700
                    Dallas, Texas 75201
                    Attention:  Michael D. Wortley
                                Mark Early
                    Fax:  (214) 220-7716

          (b) If to a Holder, to the address set forth opposite such Holder's name on the signature pages hereto.

     Section 5.3 SUCCESSORS AND ASSIGNS. No Holder may assign any rights or benefits under this Agreement, other than (a) the assignment by a Holder of all or a portion of his rights to have the resale of his Registrable Securities registered under this Agreement to any other Holder who holds Registrable Securities, without the prior written consent of MIT. This Agreement shall inure to the benefit of, and be binding upon, the successors and assigns of MIT and the successors and permitted assigns of the Holders.

     Section 5.4 COUNTERPARTS. This Agreement may be executed in a number of identical counterparts and it shall not be necessary for MIT and each Holder to execute each of such counterparts, but when each has executed and delivered one or more of such counterparts, the several parts, when taken together, shall be deemed to constitute one and the same instrument, enforceable against each in accordance with its terms. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart executed by the party against whom enforcement of this Agreement is sought.

     Section 5.5 HEADINGS. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for convenience of reference only, do not constitute a part of this Agreement and shall not limit or otherwise affect the meaning or interpretation of this Agreement.

     Section 5.6 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without regard to principles of conflicts or choice of law. The parties hereto agree to submit to the exclusive jurisdiction of the State of Maryland, for purposes of any suit, action or other proceeding arising out of this Agreement.

     Section 5.7 SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement.
Furthermore, in lieu of each such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

     Section 5.8 ENTIRE AND CONTROLLING AGREEMENT. This Agreement is intended by MIT and the Holders as a final expression of their agreement and is intended to be a complete and exclusive statement of their agreement and understanding in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between MIT and the Holders with respect to such subject matter. The provisions of this Agreement shall control in any conflict with the provisions of the Merger Agreement, with regard to the Registrable Securities.

     Section 5.9 THIRD PARTY BENEFICIARIES. Other than Indemnified Parties not a party hereto, this Agreement is intended only for the benefit of MIT and the Holders and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

     Section 5.10 FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are in addition to, and not exclusive of, any rights or remedies otherwise available.

                     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


                                       MERIDIAN INDUSTRIAL TRUST, INC.



                                       By:     /s/ Robert A. Dobbin
                                              ---------------------------------
                                       Name:     Robert A. Dobbin
                                              ---------------------------------
                                       Title:   Secretary and General Counsel
                                              ---------------------------------

                                           HOLDERS:


Address:       1625 Bethel Rd. Suite 203           /s/ R. William Gardner
               Columbus, Ohio  43220           --------------------------------
Telephone No.  (614) 451-4454                   R. William Gardner
Telecopier No. (614) 451-3008

Address:       1625 Bethel Rd. Suite 203           /s/ Douglas C. Gardner
               Columbus, Ohio  43220           --------------------------------
Telephone No.  (614) 451-4454                   Douglas C. Gardner
Telecopier No. (614) 451-3008

Address:       1625 Bethel Rd. Suite 203           /s/ Steven D. Gardner
               Columbus, Ohio  43220           --------------------------------
Telephone No.  (614) 451-4454                   Steven D. Gardner
Telecopier No. (614) 451-3008

Address:       13600 Heritage Parkway,             /s/ Todd L. Platt
               Suite 200                       --------------------------------
               Fort Worth, Texas  76177         Todd L. Platt
Telephone No.  (817) 224-6000
Telecopier No. (817) 224-6060

                                      SCHEDULE I


                            DPI COMMON STOCK          MIT COMMON STOCK
                            ----------------          ----------------

 R. William Gardner            10 shares                   8,840


 Douglas C. Gardner            20 shares                  17,680


 Steven D. Gardner             20 shares                  17,680


 Todd L. Platt                 25 shares                  22,100